                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 20, 1997                PAUL C. ELY, JR.
                                  -------------------------
                                        Paul C. Ely, Jr.

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 18, 1997                  A.M. GLEASON
                                        --------------
                                          A. M. Gleason

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 20, 1997                    WAYLAND R. HICKS
                                            ----------------
                                            Wayland R. Hicks

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 20, 1997                    JEROME J. MEYER
                                            ---------------
                                            Jerome J. Meyer

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 15, 1997                          KEITH R. McKENNON
                                                 -------------------
                                                  Keith R. McKennon

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 20, 1997                          A. GARY AMES
                                                 --------------
                                                  A. Gary Ames

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 20, 1997                          WILLIAM D. WALKER
                                                 -----------------
                                                 William D. Walker

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 18, 1997                          GERRY B. CAMERON
                                                 ----------------
                                                 Gerry B. Cameron

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: August 15, 1997                           MERRILL A. McPEAK
                                                 -----------------
                                                 Merrill A. McPeak

                                  POWER OF ATTORNEY


The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN
P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 31, 1997 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   August 18, 1997                    PAULINE LO ALKER
                                            ----------------
                                            Pauline Lo Alker